UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant's telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim U.S. Government Mortgage Securities Portfolio

Annual Report

December 31, 2010

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Portfolio. Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Management Discussion

The Maxim U.S. Government Mortgage Securities Portfolio was duration neutral relative to its benchmark (Barclays Capital U.S. MBS Index (80%) and Barclays Capital U.S. Government Index (20%) coming into 2010. Portfolio asset class allocations reflected a modest underweight to MBS pass-throughs and to U.S. government debt. The Portfolio correctly anticipated spread widening in pass-throughs as the Federal Reserve Board concluded their MBS buy program at the end of the first quarter, and underperformance from government debt as the safe haven sponsorship faded and yields moved higher along with growing confidence in the strength of the economic recovery. The underweight to the government sector was offset with out of benchmark allocations to structured MBS, CMBS, ABS and corporate bonds.

Through the second quarter, duration and government debt were added to the Portfolio as the European sovereign credit crisis deepened and began to impact capital flows via a flight to quality into the U.S. government market. In the fourth quarter, volatility increased as the market anticipated the outcome of a second round of quantitative easing/monetary stimulus, the November mid-term elections and the debate around taxes and further policy stimulus. As the market responded to each of these events, Treasury yields shifted up, ending the year at higher levels than anticipated.

Government programs for loan modification and refinance have been largely unsuccessful; ongoing announcements of revisions to the programs led to increased uncertainty but had little impact on performance. More significant to MBS valuations have been Agency loan buy-outs which caused prepayments to spike, and a lack of MBS supply which kept the expected spread widening fairly modest.

Current and modest discount coupon 30-year mortgage-backed specified pools remain a core strategic holding in the Portfolio. These assets provided stability, liquidity and performance through most of 2010. Seasoning of mortgage loans is a critical pool characteristic as these borrowers have some equity remaining in their homes, and the pools have not experienced a material increase in involuntary prepayments. The Portfolio will continue to take advantage of relative value opportunities within the investable universe, and allocations away from the benchmark will be undertaken cautiously.

The Portfolio maintained an out of benchmark allocation to corporate credit, ABS and CMBS, through 2010, underweighting U.S. Government debt as an offset. These three asset classes in general outperformed all other spread products, and U.S. Treasuries, in 2010. In 2010, the Portfolio outperformed the peer group by 0.15% (15 basis points), and maintained a 4-star risk-adjusted Morningstar rating.

Though the deep recession in the housing market has likely ended, home price weakness persists. Nationally, home prices dropped in excess of 33% from peak to trough. Year-over-year, to the end of November 2010, home prices were down about 1.6% (based on the Case Shiller 20-City Composite Index). Over 25% of home mortgages are underwater: the homeowner owes more than the home is worth. Loan performance has deteriorated over the past three years as reflected in delinquency and foreclosure data. Government programs in the form of loan modifications and other plans intended to keep people in their homes, and tax credits for ‘new’ homebuyers were enacted in an effort to support inventory reduction and stabilize prices. Long term, these programs were expected to facilitate a housing market recovery; however, in 2011, the housing market remains a concern. With the expiration of the tax credit, housing demand declined, and the various forms of loan modification programs have had a very limited impact overall.

With 2010 representing a transition year for the U.S. economy, and with policy support remaining in place alongside some improvement in 4Q10 economic data, interest rates trended up modestly at the end of 2010. Based on the expectations for very modest growth, persistent high unemployment and, consequently, subdued consumer demand, interest rates are more likely to trade in a range in 2011, with a slight upward bias. The Portfolio strategy implemented for most of 2010 then should also support solid relative performance in 2011. Portfolio cash flows will target short – intermediate term U.S. corporate debt and short CMBS; out of benchmark allocations to both sectors will be maintained. While spreads achievable in the MBS sector are expected to widen somewhat, supply/demand technicals remain favorable and any spread widening should be fairly modest. Buying seasoned, higher coupon, specified pools, and structured securities (CMOs) to manage duration and extension risk are strategies intended to mitigate the impact of what we expect will be a very low voluntary prepayment speed, higher interest rate environment. Higher coupon income reinvested at higher expected yields will enhance returns in the Portfolio.

Better return potential, though, is likely to come from the out of benchmark sectors, specifically CMBS and corporate bonds. Agency MBS allocations, as a result, will be managed to the minimum policy requirement of 80%.

The views and opinions in this report were current as of December 31, 2010 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Portfolio holdings are subject to change at any time.

Growth of $10,000

This graph compares the value of a hypothetical $10,000 investment in the Portfolio over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Portfolio’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Year	Portfolio	Composite Index*	Barclays Capital U.S. MBS Index	Barclays Capital U.S. Government Index	Barclays Capital Aggregate Bond Index**
	10,000.00	10,000.00	10,000.00	10,000.00	10,000.00
2001	10,713.00	10,802.24	10,822.00	10,723.20	10,844.00
2002	11,766.09	11,806.65	11,768.82	11,955.83	11,956.59

2003	12,062.59	12,151.97	12,129.77	12,237.51	12,446.81
2004	12,477.55	12,693.59	12,700.11	12,663.01	12,986.88
2005	12,748.31	13,026.24	13,031.96	12,998.71	13,302.33
2006	13,306.69	13,661.19	13,712.75	13,450.54	13,878.32
2007	14,171.62	14,652.20	14,659.34	14,615.22	14,845.64
2008	15,087.11	15,992.87	15,881.93	16,426.05	15,623.56
2009	15,992.33	16,675.96	16,817.22	16,064.68	16,550.03
2010	16,884.39	17,576.46	17,720.30	16,951.45	17,632.40

* Effective May 1, 2010, the Portfolio began using a composite index in order to more accurately reflect the investment strategies of the Portfolio. The composite index consists of an 80% weighting to the Barclays Capital U.S. MBS Index and a 20% weighting to the Barclays Capital U.S. Government Index.

** Effective March 1, 2011, this index will no longer serve as the benchmark index for the Portfolio. It is included in this year’s annual report for comparison purposes.

Average Annual Total Returns for the Periods Ended December 31, 2010

One Year	Five Years	Ten Years
5.58%	5.78%	5.38%

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Maturity Date as of December 31, 2010

Maturity	% of Portfolio Investments
1 - 3 Years	12.10%
3 - 5 Years	6.36%
5 - 10 Years	10.74%
10 - 20 Years	9.38%
20 - 30 Years	57.64%
Over 30 Years	3.78%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 to December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/10)	(12/31/10)	(07/01/10 - 12/31/10)

Actual	$ 1,000.00	$ 1,006.57	$ 3.03

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,022.18	$ 3.06

*Expenses are equal to the Portfolio's annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.

Financial Reports for the Year Ended December 31, 2010

Maxim U.S. Government Mortgage Securities Portfolio

MAXIM SERIES FUND, INC.

MAXIM US GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

BONDS

Par Value ($)		Value ($)

Agency — 2.21%
2,600,000	Federal Home Loan Bank	2,947,740
	5.00% November 17, 2017
1,000,000	Federal Home Loan Bank	1,067,808
	3.63% October 18, 2013
2,700,000	Federal Home Loan Bank *	3,043,715
	4.88% May 17, 2017
1,500,000	Federal Home Loan Bank *	1,715,906
	5.50% August 13, 2014
		$8,775,169

Agency - Pass Through — 70.35%
2,488,845	Fannie Mae	2,676,499
	5.50% January 1, 2036
18,450	Fannie Mae	21,361
	8.50% August 1, 2024
659,842	Fannie Mae	723,566
	6.50% February 1, 2017
2,858	Fannie Mae	3,362
	9.50% March 1, 2020
4,526,131	Fannie Mae	4,872,736
	5.50% February 1, 2035
4,516,311	Fannie Mae	4,776,682
	5.00% September 1, 2033
61,754	Fannie Mae	67,302
	6.50% July 1, 2014
125,068	Fannie Mae	134,942
	5.50% January 1, 2018
537,533	Fannie Mae	588,305
	6.00% March 1, 2017
657,012	Fannie Mae	694,889
	5.00% November 1, 2033
600,627	Fannie Mae	653,175
	6.00% February 1, 2033
1,481,212	Fannie Mae	1,592,893
	5.50% May 1, 2035
1,395,604	Fannie Mae	1,504,319
	5.50% September 1, 2033
2,266,557	Fannie Mae	2,437,725
	5.00% May 1, 2018
1,030,429	Fannie Mae	1,153,147
	6.00% March 1, 2033
205,463	Fannie Mae	219,642
	5.00% June 1, 2018
1,725,756	Fannie Mae	1,871,035
	5.50% April 1, 2018

763,595	Fannie Mae	823,078
	5.50% December 1, 2033
168,545	Fannie Mae	191,779
	7.00% February 1, 2031
262,292	Fannie Mae	298,610
	7.00% September 1, 2031
3,165,471	Fannie Mae	3,412,056
	5.50% July 1, 2033
2,945,477	Fannie Mae	3,153,878
	5.00% August 1, 2018
818,533	Fannie Mae	921,626
	6.50% December 1, 2031
203,313	Fannie Mae	231,410
	7.00% January 1, 2032
851,082	Fannie Mae	958,270
	6.50% February 1, 2032
2,164,910	Fannie Mae	2,471,415
	6.50% January 1, 2032
99,718	Fannie Mae	115,583
	8.50% November 1, 2026
1,623,982	Fannie Mae	1,747,949
	5.50% December 1, 2034
2,152,806	Fannie Mae	2,349,336
	6.00% January 1, 2036
1,105,165	Fannie Mae	1,189,528
	5.50% March 1, 2034
2,844,757	Fannie Mae	3,061,913
	5.50% October 1, 2034
25,593	Fannie Mae	25,916
	8.50% August 1, 2021
113,789	Fannie Mae	132,341
	9.50% September 1, 2020
900,172	Fannie Mae	981,224
	6.00% February 1, 2036
1,280,266	Fannie Mae	1,393,141
	6.00% May 1, 2037
1,342,161	Fannie Mae	1,383,136
	4.50% April 1, 2039
1,881,456	Fannie Mae ‡	1,972,115
	4.23% September 1, 2039
3,383,934	Fannie Mae	3,483,012
	4.50% August 1, 2040
10,145,528	Fannie Mae	10,425,143
	4.50% August 1, 2039
2,534,991	Fannie Mae	2,713,846
	5.50% March 1, 2038
9,238,458	Fannie Mae	9,493,074
	4.50% March 1, 2039
1,546,043	Fannie Mae	1,664,062
	5.50% October 1, 2035
1,155,453	Fannie Mae	1,226,405
	5.00% June 1, 2023
1,452,539	Fannie Mae	1,554,795
	5.50% August 1, 2039
5,700,000	Fannie Mae	5,594,016
	3.00% December 1, 2025
742,873	Fannie Mae	764,624
	4.50% September 1, 2040

364,897	Fannie Mae	416,352
	7.00% December 1, 2031
5,300,000	Fannie Mae	5,316,562
	3.50% November 1, 2025
1,778,858	Fannie Mae	1,845,395
	4.50% February 1, 2030
4,365,399	Fannie Mae	4,485,711
	4.50% November 1, 2039
2,961,434	Fannie Mae	3,042,590
	4.50% June 1, 2040
1,422,234	Fannie Mae	1,461,209
	4.50% March 1, 2040
2,585,243	Fannie Mae	2,656,089
	4.50% February 1, 2039
2,659,684	Fannie Mae	2,809,694
	5.00% April 1, 2034
1,815,001	Fannie Mae	1,967,960
	5.50% November 1, 2033
1,529,887	Fannie Mae	1,648,584
	5.50% January 1, 2035
316,072	Fannie Mae	340,200
	5.50% April 1, 2034
867,534	Fannie Mae	946,731
	6.00% March 1, 2036
2,623,406	Fannie Mae	2,862,897
	6.00% December 1, 2035
2,283,155	Fannie Mae	2,448,166
	5.50% June 1, 2036
4,687,435	Fannie Mae	5,040,859
	5.50% April 1, 2036
350,189	Fannie Mae	369,721
	5.00% August 1, 2035
586,512	Fannie Mae	630,734
	5.50% March 1, 2036
1,672,322	Fannie Mae	1,768,733
	5.00% September 1, 2035
1,414,115	Fannie Mae	1,520,737
	5.50% January 1, 2037
1,454,345	Fannie Mae	1,538,190
	5.00% July 1, 2037
843,139	Fannie Mae	906,710
	5.50% November 1, 2035
1,949,147	Fannie Mae	2,057,863
	5.00% October 1, 2035
713,021	Fannie Mae	777,222
	6.00% December 1, 2036
2,337,385	Fannie Mae	2,513,620
	5.50% May 1, 2036
623,342	Freddie Mac	668,827
	5.50% April 1, 2022
5,161,357	Freddie Mac	5,393,618
	4.50% May 1, 2024
1,938,358	Freddie Mac	2,034,337
	5.00% June 1, 2038
1,045,030	Freddie Mac	1,135,743
	6.00% August 1, 2037
410,086	Freddie Mac	445,684
	6.00% May 1, 2038

2,262,712	Freddie Mac	2,364,534
	4.50% December 1, 2024
2,961,430	Freddie Mac	3,227,749
	6.00% January 1, 2036
532,049	Freddie Mac	567,485
	5.50% May 1, 2038
774,304	Freddie Mac	829,989
	5.50% September 1, 2035
1,631,961	Freddie Mac	1,750,854
	5.50% October 1, 2034
1,950,720	Freddie Mac	2,055,650
	5.00% August 1, 2035
333,215	Freddie Mac	382,088
	7.00% September 1, 2032
347,972	Freddie Mac	400,519
	7.50% March 1, 2032
38,402	Freddie Mac	45,542
	9.50% April 1, 2025
98,177	Freddie Mac	115,860
	11.00% August 1, 2020
61,582	Freddie Mac	72,674
	11.00% July 1, 2020
252,254	Freddie Mac	273,820
	5.50% March 1, 2017
2,342,135	Freddie Mac	2,545,442
	6.00% November 1, 2036
5,835,320	Freddie Mac	6,151,240
	5.00% September 1, 2035
1,250,812	Freddie Mac	1,378,150
	6.00% July 1, 2036
4,835,529	Freddie Mac	5,095,634
	5.00% December 1, 2035
2,542,107	Freddie Mac	2,770,717
	6.00% March 1, 2036
2,635,850	Freddie Mac	2,858,064
	6.00% June 1, 2038
949,700	Freddie Mac	974,094
	4.50% February 1, 2040
5,801,013	Freddie Mac	5,950,015
	4.50% July 1, 2040
2,216,998	Freddie Mac	2,273,942
	4.50% April 1, 2040
1,702,729	Freddie Mac	1,746,465
	4.50% September 1, 2039
1,275,414	Freddie Mac	1,308,174
	4.50% November 1, 2039
2,944,802	Freddie Mac	3,163,940
	5.50% August 1, 2033
5,351	Freddie Mac	5,372
	9.50% September 1, 2020
20,909	Freddie Mac	24,568
	11.00% June 1, 2020
31,880	Freddie Mac	37,608
	9.50% June 1, 2020
983,888	Freddie Mac	1,057,105
	5.50% September 1, 2033
32,070	Freddie Mac	36,175
	9.00% December 1, 2014

2,138,893	Freddie Mac	2,199,718
	4.00% December 1, 2024
667,756	Freddie Mac ‡	705,292
	6.02% October 1, 2036
895,611	Freddie Mac	937,033
	4.50% February 1, 2025
5,687,165	Freddie Mac	5,943,087
	4.50% April 1, 2024
1,524,048	Freddie Mac	1,592,630
	4.50% March 1, 2024
1,279,388	Freddie Mac ‡	1,351,608
	5.43% March 1, 2037
1,867,864	Freddie Mac	1,915,841
	4.50% March 1, 2039
5,601,513	Freddie Mac	5,745,390
	4.50% April 1, 2039
960,169	Freddie Mac	1,031,620
	5.50% June 1, 2033
574,980	Freddie Mac	617,767
	5.50% January 1, 2034
1,443,015	Freddie Mac	1,550,397
	5.50% May 1, 2033
11,428	Ginnie Mae	11,559
	9.00% July 15, 2018
3,750,819	Ginnie Mae	4,003,206
	5.00% June 15, 2033
14,175	Ginnie Mae	14,850
	7.50% October 15, 2013
3,306,964	Ginnie Mae	3,437,843
	4.50% August 15, 2039
14,870,335	Ginnie Mae	15,820,980
	5.00% January 15, 2039
27,500,000	Ginnie Mae	27,637,500
	4.00% October 1, 2040
7,016	Ginnie Mae II	8,076
	7.50% December 20, 2028
5,195	Ginnie Mae II	6,092
	9.50% May 20, 2022
1,935,797	Ginnie Mae II	2,136,639
	6.00% December 20, 2033
1,031,627	Ginnie Mae II	1,102,737
	5.00% February 20, 2034
10,825	Ginnie Mae II	12,679
	8.00% November 20, 2023
13,470	Ginnie Mae II	15,505
	7.50% October 20, 2028
749,387	Ginnie Mae II	810,336
	5.50% April 20, 2035
534,157	Ginnie Mae II	577,602
	5.50% February 20, 2035
1,020,408	Ginnie Mae II	1,103,589
	5.50% November 20, 2034
614,487	Ginnie Mae II	661,848
	5.50% May 20, 2039
1,113,417	Ginnie Mae II	1,191,395
	5.00% October 20, 2033
988,587	Ginnie Mae II	1,055,359
	5.00% December 20, 2035
		$279,437,246

Agency Asset Backed — 0.04%
179,289	Freddie Mac ‡	155,885
	Series T-34 Class A1V
	0.50% July 25, 2031
		$155,885

Agency Mortgage Backed — 4.92%
967,987	Fannie Mae	1,066,601
	Series 2004-W1 Class 1A7
	5.68% November 25, 2043
984,128	NCUA Guaranteed Notes	964,117
	Series 2010-C1 Class A1
	1.60% October 29, 2020
3,882,169	NCUA Guaranteed Notes ‡	3,877,316
	Series 2010-R1 Class 1A
	0.72% October 7, 2020
2,774,793	US Department of Veterans Affairs	2,959,490
	Series 2003-1 Class G
	5.75% March 15, 2030
4,409,062	US Department of Veterans Affairs	4,754,897
	Series 2008-1 Class GD
	5.25% January 15, 2032
1,267,000	US Department of Veterans Affairs	1,405,974
	Series 2002-1 Class 1A
	6.00% October 15, 2031
1,252,522	US Department of Veterans Affairs ‡	1,368,772
	Series 1993-3 Class 1
	5.74% September 15, 2023
2,742,743	US Department of Veterans Affairs	3,153,297
	Series 1996-3 Class 1Z
	6.75% September 15, 2026
		$19,550,464

Agriculture — 0.06%
250,000	Corn Products International Inc	250,761
	3.20% November 1, 2015
		$250,761

Banks — 0.27%
975,000	State Street Bank & Trust Co	1,055,417
	5.30% January 15, 2016
		$1,055,417

Biotechnology — 0.06%
250,000	Genzyme Corp	256,659
	3.63% June 15, 2015
		$256,659

Chemicals — 0.20%
250,000	Dow Chemical Co	240,113
	2.50% February 15, 2016
500,000	Potash Corp of Saskatchewan Inc	546,735
	5.25% May 15, 2014
		$786,848

Commercial Mortgage Backed — 4.71%
1,660,243	GS Mortgage Securities Corp II	1,729,973
	Series 2005-GG4 Class AABA
	4.68% July 10, 2039
500,000	JP Morgan Chase Commercial Mortgage Securities Corp ‡	515,621
	Series 2005-LDP5 Class AM
	5.25% December 15, 2044
5,000,000	JP Morgan Chase Commercial Mortgage Securities Corp ‡	5,382,819
	Series 2005-LPD5 Class A4
	5.20% December 15, 2044
251,000	Morgan Stanley Capital I ‡	255,821
	Series 2007-T25 Class AM
	5.54% November 12, 2049
1,250,000	Morgan Stanley Capital I ‡	1,335,053
	Series 2004-IQ7 Class A4
	5.40% June 15, 2038
4,000,000	Morgan Stanley Capital I	4,288,480
	Series 2005-IQ10 Class A4A
	5.23% September 15, 2042
4,000,000	Wachovia Bank Commercial Mortgage Trust	4,208,654
	Series 2004-C10 Class A4
	4.75% February 15, 2041
1,000,000	Wells Fargo Commercial Mortgage Trust §	988,745
	Series 2010-C1 Class A2
	4.39% November 15, 2043
		$18,705,166

Computer Software & Services — 0.12%
500,000	eBay Inc	479,763
	1.63% October 15, 2015
		$479,763

Cosmetics & Personal Care — 0.06%
250,000	Alberto-Culver Co	252,774
	5.15% June 1, 2020
		$252,774

Electric Companies — 0.23%
365,000	Pnpp II Funding Corp	424,266
	8.83% May 30, 2016
425,000	Westar Energy Inc	473,182
	6.00% July 1, 2014
		$897,448

Electronic Instruments & Equipment — 0.06%
250,000	Agilent Technologies Inc	253,783
	5.00% July 15, 2020
		$253,783

Financial Services — 0.72%
1,189,915	BGS CTL #	1,247,654
	6.36% June 15, 2033
1,000,000	BlackRock Inc	1,125,693
	6.25% September 15, 2017
500,000	CME Group Index Services LLC §	503,212
	4.40% March 15, 2018
		$2,876,559

Food & Beverages — 0.20%
500,000	Safeway Inc	558,343
	6.35% August 15, 2017
250,000	Woolworths Ltd §	246,915
	2.55% September 22, 2015
		$805,258

Foreign Banks — 0.19%
250,000	Barclays Bank PLC	270,020
	5.20% July 10, 2014
500,000	Rabobank Nederland	483,552
	2.13% October 13, 2015
		$753,572

Health Care Related — 0.19%
250,000	Laboratory Corp of America Holdings	247,076
	3.13% May 15, 2016
500,000	Quest Diagnostics Inc	494,545
	4.75% January 30, 2020
		$741,621

Investment Bank/Brokerage Firm — 0.31%
500,000	Jefferies Group Inc	571,690
	8.50% July 15, 2019
602,500	Xstrata Finance Canada Ltd §	660,906
	5.80% November 15, 2016
		$1,232,596

Leisure & Entertainment — 0.07%
250,000	Hasbro Inc	271,142
	6.13% May 15, 2014
		$271,142

Machinery — 0.07%
250,000	Pall Corp	257,003
	5.00% June 15, 2020
		$257,003

Miscellaneous — 0.06%
250,000	Brambles USA Inc §	253,617
	5.35% April 1, 2020
		$253,617

Oil & Gas — 0.50%
500,000	Gulfstream Natural Gas System LLC §	583,435
	6.95% June 1, 2016
250,000	Husky Energy Inc	274,748
	5.90% June 15, 2014
500,000	Marathon Oil Corp	562,861
	6.50% February 15, 2014
250,000	Panhandle Eastern Pipeline Co LP	266,352
	6.20% November 1, 2017
250,000	Sunoco Logistics Partners Operations LP	287,639
	8.75% February 15, 2014
		$1,975,035

Other Asset-Backed — 2.64%
1,500,000	ACE Securities Corp §	1,109,199
	Series 2007-D1 Class A2
	6.34% February 25, 2038
250,000	Citicorp Residential Mortgage Trust	244,463
	Series 2006-2 Class A4
	5.78% September 25, 2036
1,784,170	Citicorp Residential Mortgage Trust	1,764,236
	Series 2006-2 Class A6
	5.67% September 25, 2036
898,473	Citicorp Residential Mortgage Trust	891,103
	Series 2006-1 Class A6
	5.84% July 25, 2036
605,889	Countrywide Asset Backed Certificates	362,208
	Series 2006-S8 Class A6
	5.51% April 25, 2036
2,000,000	Discover Card Master Trust	2,269,089
	Series 2007-A1 Class A1
	5.65% March 16, 2020
2,700,000	HSBC Home Equity Loan Trust	2,771,728
	Series 2007-2 Class A3F
	5.81% July 20, 2036
800,000	Residential Funding Mortgage Securities II Inc	678,750
	Series 2006-HI5 Class A3
	5.50% August 25, 2025
410,000	Residential Funding Mortgage Securities II Inc	387,438
	Series 2006-HI2 Class A3
	5.79% February 25, 2036
		$10,478,214

Pollution Control — 0.07%
250,000	Waste Management Inc	284,593
	6.38% March 11, 2015
		$284,593

Real Estate — 0.14%
500,000	Duke Realty LP *	542,444
	6.75% March 15, 2020
		$542,444

Specialized Services — 0.19%
250,000	BP Capital Markets PLC	249,828
	3.13% October 1, 2015
250,000	Fiserv Inc	247,545
	3.13% October 1, 2015
250,000	Pearson Funding Two PLC §	253,843
	4.00% May 17, 2016
		$751,216

U.S. Government — 9.36%
2,135,000	United States of America T-Note	2,024,080
	2.63% August 15, 2020
1,750,000	United States of America T-Note	1,670,566
	1.88% August 31, 2017
1,000,000	United States of America T-Note	996,250
	2.50% June 30, 2017
3,200,000	United States of America T-Note	3,212,749
	1.88% June 30, 2015

3,750,000	United States of America T-Note	3,638,377
	1.25% September 30, 2015
1,500,000	United States of America T-Note	1,425,937
	1.88% October 31, 2017
750,000	United States of America T-Note	728,848
	1.38% November 30, 2015
750,000	United States of America T-Note*	707,461
	2.63% November 15, 2020
1,250,000	United States of America T-Note	1,209,765
	1.25% October 31, 2015
2,000,000	United States of America T-Note	2,025,468
	2.75% May 31, 2017
3,000,000	United States of America T-Note	3,062,814
	1.75% January 31, 2014
5,000,000	United States of America T-Note	5,175,390
	2.38% October 31, 2014
2,750,000	United States of America T-Note	3,071,621
	4.75% May 15, 2014
750,000	United States of America T-Note	797,754
	3.75% November 15, 2018
750,000	United States of America T-Note	782,344
	3.13% October 31, 2016
1,000,000	United States of America T-Note	1,030,630
	2.38% February 28, 2015
1,000,000	United States of America T-Note	1,024,380
	3.50% May 15, 2020
1,500,000	United States of America T-Note	1,531,288
	3.38% November 15, 2019
3,000,000	United States of America T-Note	3,062,109
	2.75% November 30, 2016
		$37,177,831

Whole Loan — 0.13%
529,147	Merrill Lynch Mortgage Investors Trust ‡	503,528
	Series 2004-A1 Class 2A1
	2.89% February 25, 2034
		$503,528

TOTAL BONDS — 98.13% (Cost $378,037,837)		$389,761,612

SHORT-TERM INVESTMENTS

Par Value ($)		Value ($)

4,939,000	Federal Home Loan Bank	4,939,000
	0.00% January 3, 2011

Repurchase Agreements
24,000,000	Undivided interest of 38.77% in a repurchase agreement (Principal Amount/Value $61,900,000 with a maturity value of $61,910,661) with Credit Suisse, 0.20%, dated 12/20/10, to be repurchased at $24,004,133 on 1/20/11, collateralized by Freddie Mac, 6.00% - 7.50%, 12/1/30 - 1/1/37, with a value of $63,140,241.	24,000,000

4,000,000	Repurchase agreement (Principal Amount/Value $4,000,000 with a maturity value of $4,000,667) with Credit Suisse, 0.20%, dated 12/21/10, to be repurchased at $4,000,667 on 1/20/11, collateralized by Freddie Mac, 5.00% - 7.50%, 5/1/32 - 3/1/36, with a value of $4,081,192.	4,000,000

14,500,000	Undivided interest of 58.00% in a repurchase agreement (Principal Amount/Value $25,000,000 with a maturity value of $25,000,174) with Credit Suisse, 0.05%, dated 12/29/10, to be repurchased at $14,500,101 on 1/3/11, collateralized by U.S. Treasury, 1.00%, 12/31/11, with a value of $25,501,197.	14,500,000

TOTAL SHORT-TERM INVESTMENTS — 11.94%		$47,439,000
(Cost $47,439,000)

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

1,070,782	Undivided interest of 4.00% in a repurchase agreement (Principal Amount/Value $26,757,000 with a maturity value of $26,757,624) with Household Bank Securities Inc, 0.21%, dated 12/31/10, to be repurchased at $1,070,782 on 1/3/11, collateralized by U.S. Treasury, 1.88%, 8/31/17 and Sallie Mae, 0.00%, 10/3/22, with a value of $27,292,595.	1,070,782

919,021	Undivided interest of 3.41% in a repurchase agreement (Principal Amount/Value $26,977,000 with a maturity value of $26,977,510) with BNP Paribas Securities Corp, 0.17%, dated 12/31/10, to be repurchased at $919,021 on 1/3/11, collateralized by various U.S. Government or agency securities, 0.00% - 10.35%, 1/4/11 - 2/9/40, with a value of $27,516,541.	919,021

1,653,939	Undivided interest of 6.08% in a repurchase agreement (Principal Amount/Value $27,211,000 with a maturity value of $27,211,514 with Merrill Lynch, Pierce, Fenner & Smith, 0.17%, dated 12/31/10, to be repurchased at $1,653,939 on 1/3/11, collateralized by GNMA, 2.63% - 9.50%, 10/15/11 - 4/15/53, with a value of $27,755,220.	1,653,939

1,332,008	Undivided interest of 4.89% in a repurchase agreement (Principal Amount/Value $27,239,000 with a maturity value of $27,239,605) with Barclays Capital Inc, 0.20%, dated 12/31/10, to be repurchased at $1,332,008 on 1/3/11, collateralized by U.S. Treasury, 0.38% - 0.63%, 6/30/12 - 9/30/12, with a value of $27,783,781.	1,332,008

TOTAL SECURITIES LENDING COLLATERAL — 1.25%		$4,975,750
(Cost $4,975,750)

TOTAL INVESTMENTS — 111.32%		$442,176,362
(Cost $430,452,587)

OTHER ASSETS & LIABILITIES — (11.32%)		$(44,965,413)

TOTAL NET ASSETS — 100%		$397,210,949

Legend

*	A portion or all of the security is on loan at December 31, 2010.
‡	Interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2010.
§	Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.
#	Illiquid security

Management determines the Portfolio’s industry classifications using one or more widely recognized market indexes or ratings group indexes. Industries are shown as a percent of total net assets. These industry classifications are unaudited.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

ASSETS:
Investments in securities, market value (including $4,870,794 of securities on loan) (1)	$442,176,362
Interest receivable	1,653,197
Subscriptions receivable	634,727
Receivable for investments sold	1,139,111

Total assets	445,603,397

LIABILITIES:
Due to investment adviser	201,831
Payable upon return of securities loaned	4,975,750
Redemptions payable	2,895,675
Payable for investments purchased	40,207,468
Payable to custodian	111,724

Total liabilities	48,392,448

NET ASSETS	$397,210,949

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$3,254,921
Additional paid-in capital	382,070,774
Net unrealized appreciation on investments	11,723,775
Accumulated net realized gain on investments	161,479

NET ASSETS	$397,210,949

NET ASSET VALUE PER OUTSTANDING SHARE	$12.20

(Offering and Redemption Price)

SHARES OF CAPITAL STOCK:
Authorized	105,000,000
Outstanding	32,549,206

(1) Cost of investments in securities	$430,452,587

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

INVESTMENT INCOME:
Interest	$16,838,376
Income from securities lending	1,701

Total income	16,840,077

EXPENSES:
Management fees	2,368,404

NET INVESTMENT INCOME	14,471,673

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	4,085,541
Change in net unrealized appreciation on investments	2,566,105

Net realized and unrealized gain on investments	6,651,646

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,123,319

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2010 AND 2009

	2010	2009

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$14,471,673	$16,387,489
Net realized gain on investments	4,085,541	4,923,845
Change in net unrealized appreciation on investments	2,566,105	1,602,217

Net increase in net assets resulting from operations	21,123,319	22,913,551

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,471,501)	(16,062,376)
From net realized gains	(4,904,983)	(3,204,686)

Total distributions	(19,376,484)	(19,267,062)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	220,833,485	215,648,682
Reinvestment of distributions	19,376,484	19,267,062
Redemptions of shares	(237,436,411)	(220,685,786)

Net increase in net assets resulting from share transactions	2,773,558	14,229,958

Total increase in net assets	4,520,393	17,876,447

NET ASSETS:
Beginning of period	392,690,556	374,814,109

End of period	$397,210,949	$392,690,556

OTHER INFORMATION:

SHARES:
Sold	17,736,055	17,637,261
Issued in reinvestment of distributions	1,575,648	1,586,757
Redeemed	(19,100,496)	(18,051,917)

Net increase	211,207	1,172,101

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,
	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$12.14	$12.03	$11.82	$11.62	$11.64

Income from Investment Operations

Net investment income	0.46	0.50	0.54	0.54	0.52
Net realized and unrealized gain (loss)	0.22	0.21	0.21	0.20	(0.02)

Total Income From Investment Operations	0.68	0.71	0.75	0.74	0.50

Less Distributions

From net investment income	(0.46)	(0.50)	(0.54)	(0.54)	(0.52)
From net realized gains	(0.16)	(0.10)

Total Distributions	(0.62)	(0.60)	(0.54)	(0.54)	(0.52)

Net Asset Value, End of Period	$12.20	$12.14	$12.03	$11.82	$11.62

Total Return ±	5.58%	6.01%	6.46%	6.50%	4.38%

Net Assets, End of Period ($000)	$397,211	$392,691	$374,814	$377,546	$310,303

Ratio of Expenses to Average Net Assets	0.60%	0.60%	0.60%	0.60%	0.60%

Ratio of Net Investment Income to Average Net Assets	3.67%	4.20%	4.53%	4.77%	4.56%

Portfolio Turnover Rate	62.45%	54.24%	29.90%	75.00%	46.58%

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of sixty portfolios; six of which became effective with the Securities and Exchange Commission on December 31, 2010, but were not yet capitalized. Interests in the Maxim U.S. Government Mortgage Securities Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. Effective May 1, 2009, the Maxim U.S. Government Securities Portfolio’s name changed to Maxim U.S. Government Mortgage Securities Portfolio. The investment objective of the Portfolio is to seek the highest level of return consistent with preservation of capital and substantial credit protection. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (variable insurance contracts), to individual retirement account (IRA) owners, to qualified retirement plans and college savings programs, and to asset allocation portfolios that are series of the fund.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of the Portfolio’s shares is determined by dividing the net assets attributable to the Portfolio by the number of issued and outstanding shares of the Portfolio on each business day.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

Fixed income investments are normally valued on the basis of quotations from brokers or dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Fixed Income:

Corporate Bonds and Notes; Government and Government Agency Bonds and Notes (Domestic and Foreign)	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Commercial Mortgage Backed; Residential Mortgage Backed; Asset Backed Obligations	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include new issue data, monthly payment information, collateral performance, and third party real estate analysis.

Short Term Investments:	Amortized cost.

Security Lending Collateral:	Matures next day and therefore priced at par.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Valuations based on unadjusted quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs. These may include quoted prices for similar assets in active markets.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2010, 100% of the Portfolio’s investments are valued using Level 2 inputs. At no point during the year did the Portfolio hold securities valued with Level 3 inputs. A breakdown of the Portfolio’s sector and industry classifications is included in the Schedule of Investments. The Portfolio recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the year.

Risk Factors

Investing in the Portfolio may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Portfolio. These events may have adverse effects on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Portfolio’s ability to achieve its investment objective.

The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Portfolio invests in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Restricted and Illiquid Securities

The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2010 were $4,899,957, $4,599,872 and 1.16%, respectively.

The Portfolio may own certain investment securities that have been deemed illiquid because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term. Aggregate cost, fair value and percent of net assets of these illiquid securities held at December 31, 2010 were $1,189,915, $1,247,654 and 0.31%, respectively.

Dividends

Dividends from net investment income of the Portfolio, if any, are declared and paid quarterly. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio’s investment advisor has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

The Portfolio, along with certain other portfolios in Maxim Series Fund, Inc., may invest in repurchase agreement transactions that are jointly collateralized by various U.S. Treasury or Agency obligations.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold is determined on a specific lot selection.

Interest income, including amortization of discounts and premiums, is recorded daily.

Financing Transactions

To earn additional income, the Portfolio may employ a trading strategy known as mortgage dollar rolls, which involves the sale by the Portfolio of mortgage securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds of the sale are reinvested in other securities and may enhance the Portfolio’s current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to interest income. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty to whom the Portfolio sells the security files for bankruptcy or becomes insolvent, the Portfolio’s right to repurchase the security may be restricted. Amounts owing to brokers under these agreements are included in the “Payable for investments purchased” on the Statement of Assets and Liabilities. This liability was $39,200,513 at December 31, 2010, and was collateralized by securities of approximately the same value.

Federal Income Taxes

The Portfolio complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and distributes substantially all of its net taxable income and net capital gains each year. The Portfolio is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2010, the Portfolio does not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Portfolio did not incur any interest or penalties.

The Portfolio is not subject to examination by U.S. federal tax authorities for tax years before 2007, or state tax authorities for tax years before 2006.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for disclosure of significant transfers in and out of the fair value hierarchy Levels 1 and 2, and the reasons for these transfers. In addition, ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Portfolio adopted the disclosure provisions of ASU 2010-06 for its fiscal year beginning January 1, 2010 and will adopt the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning January 1, 2011. The adoption of ASC No. 2010-06 did not have an impact on the Portfolio’s financial position or the results of its operations.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.60% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

The total compensation paid to the independent directors with respect to all fifty-four portfolios for which they serve as Directors was $261,000 for the year ended December 31, 2010. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2010, the aggregate cost of purchases of investment securities and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $23,065,550 and $24,369,805, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $204,629,987 and $250,279,316, respectively.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2010, the U.S. Federal income tax cost basis was $429,977,829. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $14,422,016 and gross depreciation of securities in which there was an excess of tax cost over value of $2,223,483 resulting in net appreciation of $12,198,533.

5.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested in securities approved by the Board of Directors. On the Statement of Assets and Liabilities the security purchased with cash collateral is included in Investments in securities, while the corresponding liability appears as Payable upon return of securities loaned. The security is also included in the Schedule of Investments. As of December 31, 2010 the Portfolio had securities on loan valued at $4,870,794 and received collateral of $4,975,750 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2010 and 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$15,934,046	$15,921,768
Long-term capital gains	3,442,438	3,345,294

	$19,376,484	$19,267,062

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed capital gains	-

Net accumulated earnings	0

Net unrealized appreciation on investments	12,198,533
Capital loss carryforwards	-
Post-October losses	(313,279)

Tax composition of capital	$11,885,254

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. For the year ended December 31, 2010 the Portfolio reclassified permanent book and tax differences of $57,589 from undistributed net investment income to accumulated net realized gain on investments and $57,417 from paid-in capital to undistributed net investment income. These adjustments have no impact on net assets or the results of operations. Additionally, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

The Portfolio had current year post-October losses of $313,279.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim U.S. Government Mortgage Securities Portfolio (formerly Maxim U.S. Government Securities Portfolio), one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim U.S. Government Mortgage Securities Portfolio of the Maxim Series Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
February 25, 2011

Fund Directors and Officers

Maxim Series Fund, Inc. (“the Fund”) is organized under Maryland law, and is governed by the Board of Directors (the “Board”). The Board is responsible for overall management of the Fund’s business affairs. The Board meets at least four times during the year to, among other things, review a wide variety of matters affecting the Fund, including performance, compliance matters, advisory fees and expenses, service providers, and other business affairs. Each Director oversees 60 portfolios, each of which is a series of the Fund. The business address of each Director and officer is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The following table provides information about each of the Directors and executive officers of the Fund.

Independent Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Sanford Zisman** (1939) 1982	Attorney, Law Firm of Zisman & Ingraham, P.C.
Gail H. Klapper (1943) 2007	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	Director, Guaranty Bancorp
Stephen G. McConahey (1943) (2011)	Chairman, SGM Capital, LLC

*A Director who is not an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”

**Mr. Zisman serves as lead Independent Director of the Fund.

Interested Directors*
Name (Year of Birth) Length of Time Served	Principal Occupation(s) During Past Five Years	Directorships of Other Public Companies
Mitchell T.G. Graye (1955) 2000 (as Director) 2008 (as Chairman)

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Charles P. Nelson (1961) 2008

Executive Vice President, Retirement Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc. and FASCore, LLC; Chairman, President and Chief Executive Officer, GWFS Equities, Inc.; Manager, MCM

*An “Interested Director” refers to a Director who is an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM.

Officers
Name (Year of Birth) Title Length of Time Served	Principal Occupations During Past 5 Years
Mitchell T.G. Graye (1955) President 2008

President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and GWL&A Financial Inc.; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company and The Crown Life Insurance Company

Mary C. Maiers	Vice President, Investment Operations, Great-West Life &

(1967)

Chief Financial Officer, Treasurer, and Investment Operations Compliance Officer

2008 (as Treasurer and Investment Operations Compliance Officer)

2010 (as Chief Financial Officer, Treasurer, and Investment Operations Compliance Officer)

Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Vice President and Investment Compliance Officer, GWFS Equities, Inc.; Chief Financial Officer, Treasurer, and Investment Operations Compliance Officer, MCM

Beverly A. Byrne (1955) Chief Legal Counsel & Chief Compliance Officer 1997 (as Secretary) 2004 (as Chief Compliance Officer)

Chief Compliance Officer, Chief Legal Counsel, Financial Services, Great-West Life & Annuity Insurance Company and First Great-West Life & Annuity Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC and GWFS Equities, Inc.; Secretary and Compliance Officer, EMJAY Corporation and EMJAY Retirement Plan Services, Inc.; Chief Legal Officer and Secretary, FASCore, LLC; Chief Legal Counsel & Chief Compliance Officer, MCM

Additional information about the Fund and its Directors is available in the Fund’s Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Maxim Series Fund, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.maximfunds.com.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.   CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no substantive amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed April 30, 2010 (File No. 2-75503).

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees.    The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $390,120 for fiscal year 2009 and $418,850 for fiscal year 2010.

(b)

Audit-Related Fees.    The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $79,500 for fiscal year 2009 and $84,800 for fiscal year 2010. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.

(c)

Tax Fees.    The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $144,625 for fiscal year 2009 and $238,700 for fiscal year 2010. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees.    There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1) Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

1 No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

2 With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3 For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4 No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)	(2)

100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2009 equaled $985,800 and for fiscal year 2010 equaled $1,060,100.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   INVESTMENTS.

(a) The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)        (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A, filed April 30, 2010 (File No. 2-75503).

     (2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

     (3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	February 23, 2011

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer, Treasurer and Investment Operations Compliance Officer

Date:	February 23, 2011